                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                         National Wireless Holdings Inc
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

        ------------------------------------------------------------------------

                        NATIONAL WIRELESS HOLDINGS INC.
                         249 ROYAL PALM WAY, SUITE 301
                           PALM BEACH, FLORIDA 33480

                                                                    May 23, 2000


To the Holders of Common Stock:

         The annual meeting of stockholders will be held at the offices of Hahn & Hessen LLP, 350 Fifth Avenue, 37th Floor, New York, New York at 10:00 a.m. (local time) on June 26, 2000. A formal Notice of the Annual Meeting, a proxy card and Proxy Statement are attached hereto.

         You are cordially invited to attend the annual meeting in person; if this should be impossible, we request that you sign, date, and mail your proxy card promptly.

         Prompt return of your voted proxy will reduce the cost of further mailings. You may revoke your voted proxy at any time prior to the meeting or vote in person if you attend the meeting.

         It is always a pleasure for me and the other members of the Board of Directors to meet with our stockholders. We look forward to greeting as many of you as possible at the meeting.


                                          Terrence S. Cassidy
                                          President and Chief Executive Officer

                         NATIONAL WIRELESS HOLDINGS INC.
                          249 ROYAL PALM WAY, SUITE 301
                            PALM BEACH, FLORIDA 33480

                            NOTICE OF ANNUAL MEETING

                           TO BE HELD ON JUNE 26, 2000


To the Holders of Common Stock:

         NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of National Wireless Holdings Inc. will be held at 10:00 a.m. (local time) at the offices of Hahn & Hessen LLP, 350 Fifth Avenue, 37th Floor, New York, New York, on June 26, 2000, for the following purposes:

         (1) Approve a 100,000 share increase in the number of shares issuable under our 1997 Equity Incentive Plan.

         (2) To approve the 2000 Non-Employee Directors Stock Option Plan;

         (3) To elect two (2) directors of the Company, each to serve for a three-year term;

         (4) To ratify the appointment of PricewaterhouseCoopers L.L.P. as independent public accountants for the year 2000; and

         (5) To take action upon any other matters that may properly come before the meeting.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         The Company will admit to the Annual Meeting stockholders of record, persons holding proof of beneficial ownership or who have been granted proxies and any other person that the Company, in its sole discretion, may elect to admit. If you plan to attend the Annual Meeting, please check the appropriate box on your proxy card.

         Stockholders of record at the close of business on May 22, 2000 are entitled to notice of, and to vote at the Annual Meeting or any adjournment thereof. A list of such stockholders will be available at the Annual Meeting and during the ten days prior thereto, at the office of the Company's counsel, Hahn & Hessen LLP, 350 Fifth Avenue, in the City of New York, New York County, New York.

                                    By Order of the Board of Directors,


                                    James Kardon
                                    Secretary

New York, New York
May 23, 2000


         WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED PREPAID ENVELOPE.

         ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND, PLEASE DATE AND SIGN THE ENCLOSED PROXY. IF YOU DECIDE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                         NATIONAL WIRELESS HOLDINGS INC.
                          249 ROYAL PALM WAY, SUITE 301
                            PALM BEACH, FLORIDA 33480


                                 PROXY STATEMENT


         The enclosed proxy is being solicited by the Board of Directors of the Company for use in connection with the annual meeting of stockholders to be held on June 26, 2000. This proxy statement and enclosed proxy are first being sent to stockholders on or about May 23, 2000. The mailing address of the principal executive office of the Company is 249 Royal Palm Way, Suite 301, Palm Beach, Florida 33480. The cost of preparing, printing and mailing the notice of meeting, proxy, proxy statement and annual report will be borne by the Company. Proxy solicitation other than by use of the mail may be made by regular employees of the Company by telephone and personal solicitation. Banks, brokerage houses, custodians, nominees and fiduciaries are being requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies, and may be reimbursed for their out-of-pocket expenses incurred in connection therewith. There are no anticipated costs in excess of those which are normally expended for a solicitation for an election of directors in the absence of a contest, and costs represented by salaries and wages of regular employees and officers. Any stockholder giving the enclosed proxy has the right to revoke it at any time before it is voted. To revoke a proxy, the stockholder must file with the Secretary of the Company either a written revocation or a duly executed proxy bearing a later date. If you decide to attend the meeting, you may revoke your proxy and vote your shares in person.

         The record of stockholders entitled to notice of, and to vote at, the annual meeting was taken at the close of business on May 22, 2000. At that date the Company had outstanding 3,333,000 shares of Common Stock ($.01 par value) of the Company ("Common Stock"). Each share of Common Stock is entitled to one vote. No other class of securities is entitled to vote at this meeting.

         Under Section 216 of the Delaware General Corporation Law and the Company By-Laws, a majority of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the annual meeting. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the annual meeting and entitled to vote on the subject matter shall be the act of the stockholders. Directors shall be elected by a plurality of the votes present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors. Abstentions will have the effect of votes against a proposal, and broker non-votes will have no effect on the vote.

                AVAILABLE INFORMATION AND SOURCES OF INFORMATION

         The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). The reports, proxy statements and other information filed by the Company with the SEC can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices at 7 World Trade Center, 13th Floor, New York, New York 10048, and Northwest Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material also may be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Reports and other information concerning the Company can be inspected and copied at the offices of the National Association of Securities Dealers, Inc. at 1735 K Street, N.W., Washington, D.C. 20006.

         Statements contained in this Proxy Statement or in any document incorporated by reference in this Proxy Statement as to the contents of any contract or other document referred to herein or therein are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed or incorporated by reference as an exhibit to the registration statement or such other document, each such statement being qualified in all respects by such reference.

         No persons have been authorized to give any information or to make any representation other than those contained in this Proxy Statement in connection with the solicitations of proxies made hereby and, if given or made, such information or representation must not be relied upon as having been authorized by the Company or any other person. The delivery of this Proxy Statement shall not under any circumstances create an implication that there has been no change in the affairs of the Company since the date hereof or that the information herein is correct as of any time subsequent to its date.

             SECURITY OWNERSHIP OF OFFICERS, DIRECTORS AND 5% OWNERS

         The following table lists the number of shares of Common Stock beneficially owned as of May 22, 2000, by those known by the Company to own beneficially 5% or more of the Common Stock, all the directors, each executive officer listed in the table under the caption "Executive Compensation" and all directors and executive officers of the Company as a group. On May 22, 2000, there were 3,333,000 shares of Common Stock outstanding.

                                                                       (3) Amount and Nature of
                                                                           Beneficial Ownership+
  (1) Title of Class                                                                                 (4) Percent of Class
                           (2) Name and Address of Beneficial Owner
Common Stock                Terrence S. Cassidy                                     525,666(1)                15.5%
                            249 Royal Palm Way, Suite 301
                            Palm Beach, Florida 33480

Common Stock                Thomas R. DiBenedetto                                    13,333(2)                    *
                            249 Royal Palm Way, Suite 301
                            Palm Beach, Florida 33480

Common Stock                Louis B. Lloyd                                           13,333(2)                    *
                            156 W. 56th Street
                            New York, New York 10019

Common Stock                Michael A. McManus, Jr.                                  16,333(2)                    *
                            100 White Plains Road
                            Bronxville, New York 10708

Common Stock                Vincent Tese                                             16,666(3)                    *
                            245 Park Avenue, 19th Floor
                            New York, New York 10167

Common Stock                Timothy Mathews                                          50,140                    1.5%
                            233 North Garrard
                            Rantoul, Illinois 61866

Common Stock                Paul Sinderbrand                                         50,966                    1.5%
                            2300 N Street NW, Suite 700
                            Washington, DC 20037-1128

Common Stock                All officers and directors as a group                   686,437(1)(2)(3)          20.3%
                            (seven persons)


                                       3

Common Stock                Astoria Capital Partners, L.P.                          404,700(4)                12.1%
                            6600 SW 92nd Avenue, Suite 370
                            Portland, Oregon 97223

Common Stock                Avenir Corporation                                      277,450(5)                 8.3%
                            1725 K Street, NW Suite 410
                            Washington, D.C. 20006

Common Stock                Laurence S. Zimmerman                                   278,950(6)                 8.4%
                            599 Lexington Avenue, Suite 2300
                            New York, New York 10022

+ The number of shares beneficially owned is deemed to include shares of the Company's Common Stock as to which the beneficial owner has or shares either investment or voting power. Unless otherwise stated, and except for voting powers held jointly with a person's spouse, the persons and entities named in the table have voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. All information with respect to beneficial ownership is based on filings made by the respective beneficial owners with the Securities and Exchange Commission (the "SEC") or information provided to the Company by such beneficial owners.

* Less than 1%.

(1) Includes 66,666 shares currently issuable upon exercise of options, and 50,000 shares owned by a family trust, of which Mr. Cassidy disclaims beneficial ownership of 25,000 shares.

(2)      Includes 3,333 shares currently issuable upon exercise of an option.

(3)      Includes 16,666 shares currently issuable upon exercise of an option.

(4) Includes 404,700 shares which Astoria Capital Partners, L.P. ("ACP") has the sole power to vote or to direct the vote and sole dispositive power, as reported on its most recent Schedule 13G.

(5) Includes 277,450 shares which Avenir Corporation ("AC") has the sole power to vote or to direct the vote and sole dispositive power, as reported on its most recent Schedule 13G.

(6) As reported on his most recent Schedule 13D, includes, in addition to 103,900 shares owned individually by Laurence S. Zimmerman, (a) 10,000 shares owned by LHC Communications LLC, of which Laurence S. Zimmerman is the sole member, (b) 165,050 shares owned by Kimlar Consulting Corp., of which Laurence S. Zimmerman and his spouse are the only stockholders, directors and officers, and (c) an aggregate of 1,000 shares owned by Laurence S. Zimmerman's two minor children.

PROPOSAL 1

                PROPOSED AMENDMENT TO 1997 EQUITY INCENTIVE PLAN

THE PROPOSED AMENDMENT

         Our board of directors adopted an amendment to our 1997 Equity Incentive Plan increasing the number of shares of Common Stock issuable under the plan from 200,000 shares to 300,000 shares. The proposed amendment is subject to stockholder approval.

         Our 1997 Equity Incentive Plan helps to attract, retain and reward persons who significantly contribute to our success. The plan also strengthens the commonality of interest between these persons and the stockholders. To continue to meet the plan's objectives, we consider it essential to increase the number of shares available for awards. We have already granted options and other equity incentives with respect to 150,000 of the 200,000 shares authorized under the plan.

SUMMARY OF OUR 1997 EQUITY INCENTIVE PLAN

         Our 1997 equity incentive plan provides for grants or awards of incentive stock options; non-qualified stock options; stock appreciation rights; restricted stock; unrestricted stock; deferred stock grants; performance awards; loans; supplemental grants and combinations of the above.

         Unless the board of directors otherwise determines, a committee of at least two directors from the board must administer the 1997 equity incentive plan. Currently, the Option Committee of the board of directors administers the plan. The Option Committee has authority to set and change (with certain exceptions) the terms of all grants made under the plan. All employees of the Company and any of its subsidiaries and other persons or entities (including non-employee directors of the Company and its subsidiaries) who, in the opinion of the Option Committee, are in a position to make a significant contribution to the success of the Company or its subsidiaries are eligible to participate in the plan. As of April 30, 2000, our subsidiaries and we employed a total of approximately 354 people.

         STOCK OPTIONS. The 1997 equity incentive plan authorizes the Option Committee to grant incentive stock options and non-qualified stock options. The difference between the two types of options is that incentive stock options are intended to qualify for special beneficial tax treatment, described below, and therefore must meet requirements imposed by federal tax laws. Under the plan, the exercise price of incentive stock options granted under the plan must be at least 100% of the fair market value of our common stock at the time of the grant, and the exercise price of incentive stock options granted to a 10% stockholder must be at least 110% of the fair market value of our common stock at the time of grant. The exercise price for non-qualified stock options granted under the plan is determined by the Option Committee and may not be less than 85% of the lower of (x) the fair market value of the Common Stock at the time of grant and (y) the average fair market value of the Common Stock for the 120 consecutive trading days ending on the date of grant. The Option Committee may set the terms and vesting for both types of options, so long as the term does not exceed ten years. In the case of incentive stock options granted to 10% stockholders, the committee may not set a term in excess of five years. Option holders may make payment for the option price by cash or check or, subject to Option Committee approval, by tendering shares of common stock, by using a promissory note, by giving a broker's unconditional and irrevocable undertaking to pay the exercise price, or by a combination of the above. If the exercise price of an option exceeds the common stock's market price at exercise, the Option Committee may cancel an option at the option holder's request and pay the option holder, in cash or common stock, the difference between the fair market value of the stock purchasable under the option and the aggregate exercise price which would have been paid.

         STOCK APPRECIATION RIGHTS. A stock appreciation right entitles the holder on exercise to receive an amount of cash or stock equal to the appreciation in the fair market value of a share of stock measured from the date of the grant to the date of exercise, or any other performance standard set by the compensation committee. The Option Committee may grant stock appreciation rights alone or together with stock options. If granted together with stock options, the terms of the stock appreciation right will mirror the options and the stock appreciation right must be exercised with the option and vice versa. Stock appreciation rights not granted together with options are exercisable at such time, and on such conditions, as the Option Committee may specify. The Option Committee may grant stock appreciation rights which, following a change in control, entitle the holder to receive a cash payment equal to specified common stock values or averages of values measured prior to the control change, as specified by the Option Committee.

         STOCK AWARDS. The 1997 equity incentive plan provides for awards of nontransferable shares of restricted common stock that are subject to forfeiture as well as of unrestricted shares of common stock. The Option Committee may specify a purchase price for such stock awards. If a participant's employment is terminated, the company may purchase restricted stock back from the participant at the original purchase price. Restricted securities will become freely transferable upon the completion of the restricted period set by the Option Committee and satisfaction of any conditions to vesting. The Option Committee, in its sole discretion, may waive all or part of the restrictions and conditions at any time.

         The plan also provides for deferred stock grants entitling the recipient to receive future shares of common stock, at times and on conditions specified by the Option Committee. It also provides for performance awards entitling the recipient to receive cash or common stock following the attainment of performance goals. Performance conditions and provisions for deferred stock may also attach to other awards under the 1997 equity incentive plan.

         The plan allows for loans in connection either with the purchase of common stock under an award or with the payment of any federal, state and local tax for income recognized as a result of an award. The Option Committee will determine the terms of any loan, including the interest rate, which may be zero. No loan term may exceed a ten-year duration.

         Except as provided by the Option Committee, if a participant dies, the participant's executor, administrator or transferee may exercise the participant's exercisable options and stock appreciation rights for one year, or for the remainder of their original term, if less. Options and stock appreciation rights not exercisable at a participant's death terminate. Outstanding awards of restricted common stock revert back to the Company upon a participant's death. Also upon death, the participant will forfeit any deferred common stock grants, performance awards and supplemental awards. Except as otherwise determined by the Option Committee, when a participant leaves the Company, his or her options and stock appreciation rights will remain exercisable for three months or the remainder of their original term, if less, to the extent they were exercisable immediately prior to leaving. If not exercisable immediately prior to leaving, the participant's options and stock appreciation rights will terminate. The Option Committee may terminate all of a participant's options and stock appreciation rights immediately if the participant is terminated for cause, which, in the committee's opinion, casts such discredit upon the participant to justify immediate termination of such awards.

         Except as otherwise provided by the Option Committee at the time of grant, in the event of a consolidation or merger in which the Company is not the surviving corporation, or a transaction which results in the acquisition of substantially all of the Company's outstanding common stock by a single person, entity or group, or the sale or transfer of substantially all of the Company's assets, all outstanding awards requiring exercise will cease to be exercisable, and all other awards to the extent not fully vested (including awards subject to conditions not yet satisfied or determined) will be forfeited, as of the effective time of the covered transaction, provided that the Committee may, in its sole discretion, determine that: each outstanding option and stock appreciation right will become immediately exercisable; each outstanding share of restricted common stock will immediately become free of all restrictions and conditions; all conditions on deferred grants, performance awards, supplemental grants and other awards will be removed; and loans under the 1997 equity incentive plan will be forgiven. Alternatively, the Option Committee may instead arrange to have the surviving or acquiring corporation or affiliate assume any award held by a participant or grant a replacement award.

         If the Company terminates the optionee without cause after a change in control, all unvested options will vest, all options will be exercisable for the shorter of four years or their original duration and all other awards will vest. The Option Committee may also give this benefit to some optionees holding participant positions who resign with good reason within two years following a change in control.

         FEDERAL INCOME TAX CONSEQUENCES. The following discussion, based on the effective law as of January 1, 2000, summarizes federal income tax consequences associated with stock option awards under the 1997 equity incentive plan. This summary does not purport to cover federal employment tax or other federal tax consequences, or state, local or non-U.S. tax consequences potentially associated with such awards nor does it address the tax consequences associated with other awards under the plan.

         In general, an optionee realizes no taxable income and the Company receives no deductions upon the grant of a stock option under the plan. The character of the stock option determines the tax consequences associated with the exercise of a stock option or the disposition of shares acquired upon exercise. In general, no taxable income for regular income tax purposes or deductions to the Company result from an incentive stock option exercise. If the optionee disposes of the shares after two years from the date of grant or one year after exercise, the optionee realizes a long-term capital gain or loss upon a subsequent sale, and the Company receives no deduction. If an optionee disposes of shares purchased under an incentive stock option within these one and two-year holding periods, the optionee realizes ordinary income equal, in general, to the option spread at time of exercise, and the Company receives a corresponding deduction.

         In general, on the exercise of a non-qualified stock option an optionee realizes ordinary income equal to the option spread, and the Company receives a corresponding deduction. Upon a subsequent sale of the shares, an optionee recognizes a capital gain or loss for which the Company receives no deduction.

         For shares subject to a substantial risk of forfeiture, special tax rules may defer the recognition or measurement of income associated with the exercise of stock options under the 1997 equity incentive plan, or the disposition of shares acquired upon exercise.

         Under Section 162(m) of the Internal Revenue Code, the Company may not deduct more than $1 million for payments made to any of its five highest-paid executive officers. However, no limits restrict other forms of employee compensation, including performance-based compensation. The Company intends incentive stock options and non-qualified stock options awarded under the plan, if granted with an exercise price at least equal to the fair market value of the common stock on the date of grant, to qualify for the performance-based exception from the $1 million deduction limitation.

         Under the so-called "golden parachute" provisions of the Internal Revenue Code, we may have to value and take into account the vesting or accelerated exercisability of stock options in connection with a change in control of the Company in determining whether participant received compensatory payments, contingent on the change in control that exceed limits set by the tax laws. If compensatory payments exceed these limits, a substantial portion of amounts payable to the participant, including payments taken into account by reason of the grant, vesting or exercise of options under the plan, may be subject to additional federal tax and may be nondeductible to the Company.

OPTION GRANTS

         No stock option grants were made during the fiscal year ended October 31, 1999.

         In March 2000, we granted five-year options to purchase an aggregate of 130,000 shares of our Common Stock to five of our executive officers and directors in the following amounts at an exercise price of $30.00 per share, the fair market value on the date of the grant (except in the case of Terrence S. Cassidy, in whose case the exercise price is $33.00, 110% of the fair market value on the date of grant). On May 22, 2000, our Common Stock closed at $20.25 on the Nasdaq SmallCap Market.

                  Name and Position                       Number of Options
         Terrence S. Cassidy                                    50,000
         President and Chief Executive Officer


                                       8

         Thomas R. DiBenedetto                                  10,000
         Director

         Louis B. Lloyd                                         10,000
         Director

         Michael A. McManus, Jr.                                10,000
         Director

         Vincent Tese                                           50,000
         Director

         We have not named particular individuals who will receive options or rights under the 1997 Equity Incentive Plan, as amended, we have not set the number of shares to be covered by any options or rights granted to a single individual, and we have not set the number of individuals who will receive grants of such options or rights. We will use the proceeds, if any, from the sale of stock pursuant to the 1997 Equity Incentive Plan for the general purposes of the company. In addition, our board of directors will determine uses for proceeds from the receipt of payment in shares of Common Stock, including redelivery of the shares received upon exercise of options.

STOCKHOLDER VOTE REQUIRED FOR PROPOSAL 1 AND BOARD RECOMMENDATION:

         Approval of the adoption of the proposed amendment to the 1997 Equity Incentive Plan requires the affirmative vote of the majority of shares present in person or represented by proxy at the annual meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE PROPOSED AMENDMENT TO THE 1997 EQUITY INCENTIVE PLAN.

PROPOSAL 2

                        2000 NON-EMPLOYEE DIRECTORS PLAN

APPROVAL OF 2000 NON-EMPLOYEE DIRECTORS PLAN

         Our Board of Directors reviewed a proposal to adopt the 2000 Directors Option Plan in the form attached to this Proxy Statement as Exhibit A for non-employee directors to provide non-employee directors of the Corporation incentive to continue in the service of the Corporation and a more direct interest in the future success of the Corporation. The purposes of this 2000 Director Option Plan are to attract and retain the best available people for service as non-employee directors of the Company, to provide additional incentive to the non-employee directors to serve as Directors, and to encourage their continued service on the Board.

SUMMARY OF 2000 NON-EMPLOYEE DIRECTORS PLAN

         This summary of our director option plan is qualified in its entirety by reference to the copy of the plan attached as Exhibit A.

         All non-employee directors (which currently number four) are entitled to participate in our director option plan commencing at the 2001 Annual Meeting of Stockholders. The director option plan was adopted by our board of directors in March 2000, although it will not become effective until approved by our stockholders. The director option plan has a term of ten years, unless terminated sooner by our board of directors. A total of 70,000 shares of our Common Stock have been reserved for issuance under our director option plan.

         The director option plan generally provides for an automatic initial grant of an option to purchase 5,000 shares of our Common Stock to each non-employee director on the date that person first becomes a non-employee director. After the initial grant, a non-employee director will automatically be granted subsequent options to purchase 2,500 shares of our Common Stock each year on the date of our annual stockholder's meeting, if on such date he or she has served on our board of directors for at least six months. Each initial option grant and each subsequent option has a term of 5 years. Each initial option vests as to one third of the shares subject to the option immediately and one-third on each anniversary of the date of grant, and each subsequent option grant vests as to one third of the shares subject to the option immediately and one-third on each anniversary of the date of grant. The exercise price of all options will be 100% of the fair market value of our Common Stock on the date of grant.

         The director option plan provides that if we merge with another corporation, or sell substantially all our assets, each option will become fully vested and exercisable for a period of thirty days from the date our board of directors notifies the optionee of the option's full exercisability, after which period the option will terminate. Options granted under the director option plan must be exercised within three months of the end of the optionee's tenure as a director of the Company, or within 12 months after termination by death or disability, but in no event later than the expiration of the option's five year term. Options granted under the director option plan are not transferable by the optionee other than by will or the laws of descent and distribution, and each option is exercisable, during the lifetime of the optionee, only by the optionee. The following table sets forth the options which would have been granted to current directors for the last fiscal year had the plan been in effect:

                                NEW PLAN BENEFITS

                        2000 Non-Employee Directors Plan

--------------------------------------------------------------------------------
       Name and Position                 Dollar Value       Number of Units
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Thomas R. DiBenedetto, Director                                  2,500
--------------------------------------------------------------------------------
Louis B. Lloyd, Director                                         2,500
--------------------------------------------------------------------------------
Vincent Tese, Director                                           2,500
--------------------------------------------------------------------------------
Michael A. McManus, Jr. , Director                               2,500
--------------------------------------------------------------------------------

STOCKHOLDER VOTE REQUIRED FOR PROPOSAL 2 AND BOARD RECOMMENDATION:

         The approval of the 2000 Non-Employee Directors Plan requires the affirmative vote of the majority of shares present in person or represented by proxy at the annual meeting.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE 2000 NON-EMPLOYEE DIRECTORS PLAN.

PROPOSAL 3

                              ELECTION OF DIRECTORS

         The directors of the Company are divided into three classes, with directors in each class serving three-year staggered terms. There are currently five directors, consisting of two directors who are serving for a term which expires at this Annual Meeting, one director who is serving for a term which expires at the Annual Meeting of Stockholders in 2001, and two directors who are serving for a term which expires at the Annual Meeting of Stockholders in 2002.

         The Board of Directors has nominated Terrence S. Cassidy and Thomas R. DiBenedetto to serve as directors of the Company for three-year terms until the Annual Meeting of Stockholders in 2003 or until their respective successors are duly elected and qualified.

         Each nominee has consented to be a nominee and to serve as a director if elected. Except as otherwise directed on the proxy card, the persons named as proxies will vote for the election of each designated nominee. In the event that a nominee should become unavailable for election as a director, the persons named as proxies will vote for any substitute nominee as the Board of Directors may select.

         Set forth below is biographical information for Terrence S. Cassidy and Thomas R. DiBenedetto, and each person whose term of office as director will continue after the Annual Meeting.

         Information concerning the current directors and executive officers of the Company is set forth as follows:

Name                      Age    Position
-----------------------  ------  -----------------------------------------------
Terrence S. Cassidy        57    President, Chief Executive Officer and Director
Paul J. Sinderbrand        47    Executive Vice President and General Counsel
Timothy A. Mathews         37    Executive Vice President - Technology
Thomas R. DiBenedetto      50    Director
Louis B. Lloyd             57    Director
Michael A. McManus, Jr.    57    Director
Vincent Tese               56    Director

NOMINEES FOR CLASS III DIRECTORS TO SERVE THREE-YEAR TERMS UNTIL THE 2003 ANNUAL
MEETING:

TERRENCE S. CASSIDY            Director Since 1993                       Age: 57

         President and Chief Executive Officer. Mr. Cassidy has been President, Chief Executive Officer and a director of the Company since its incorporation in August 1993. He was an independent financial consultant from 1988 to 1993. Prior to 1988, he served as a Vice President and principal of Allen & Company Incorporated, an investment banking firm, for 15 years with a concentration in communications. Prior to 1973, he served as co-director of research at Shields & Company, a brokerage firm. Mr. Cassidy was a director of Preferred Entertainment, Inc. ("Preferred Entertainment"), an operator of a wireless cable system in Chicago, from August 1993 to January 1995. Mr. Cassidy is a director of Absolute Bank, a Republic of Georgia bank.

THOMAS R. DIBENEDETTO         Director Since 1993                        Age: 50

         Mr. DiBenedetto has been a director of the Company since October 1993. Since 1992, he has been President of Junction Investors, Ltd., an investment banking firm based in Boston, Massachusetts. From 1989 until April 1993, he was Chairman of Sioux Falls Cellular Communications, Inc. and, from 1989 to February 1993, Chairman of Oklahoma Cellular, Inc., both cellular telephone companies. From 1982 to 1992, he was President of Boston International Group Securities Corporation, a broker-dealer. He has been, since 1985, a director of Alexanders, Inc., a retailing and real estate company which emerged from bankruptcy in 1994 pursuant to a plan of reorganization which provides for full payment to all creditors. He is also a director of Showscan Corporation, a multi-media entertainment company, the Caucasus Fund and Absolute Bank, a Republic of Georgia bank.

INCUMBENT CLASS II DIRECTORS CONTINUING IN OFFICE UNTIL THE 2002 ANNUAL MEETING:

VINCENT TESE                  Director Since 2000                        Age: 56

         Mr. Tese has been Chairman of Wireless Cable International Inc. since April 1995. Mr. Tese was Chairman of Cross Country Wireless Inc. from October 1994 to July 1995 and was a corporate officer and a general partner of Cross Country Wireless Inc.'s predecessors, Cross Country Wireless Cable - I, L.P. and Cross Country Wireless Cable West, L.P., from 1990 until October 1994. Mr. Tese was the Director of Economic Development for the State of New York from June 1987 to December 1994. Mr. Tese is currently a director and Chairman of the Audit Committee of The Bear Stearns Companies, Inc.

MICHAEL A. MCMANUS, JR.        Director Since 1994                       Age: 57

         Mr. McManus has been a director of the Company since October 1994. He has been President and CEO of Misonix Inc., a medical device company, since November, 1998. He was President and Chief Executive Officer of New York Bancorp Inc. ("NYBI") from 1991 to 1998, a director of NYBI from 1990 to 1998 and a director and Vice Chairman of Home Federal Savings Bank, NYBI's subsidiary, from 1991 to 1998. He is also a director of Document Imaging System Corp. and Novavax Inc. He has served in numerous government capacities, including Assistant to the President of the United States from 1982 to 1985 and as Special Assistant to the Secretary of Commerce during the Ford Administration.

INCUMBENT CLASS I DIRECTOR CONTINUING IN OFFICE UNTIL THE 2001 ANNUAL MEETING:

LOUIS B. LLOYD                Director Since 1993                        Age: 57

         Mr. Lloyd has been a director of the Company since October 1993. Since December 1994 he has been Vice Chairman of Absolute Bank, a Republic of Georgia bank. Since April 1996, he has been President of Belfinance Securities, Inc., a broker-dealer. He was President and Chief Executive Officer of Republic New York Securities Corporation, a brokerage firm subsidiary of Republic New York Corporation, from 1991 to 1994. For more than five years prior to joining Republic, Mr. Lloyd was a Senior Executive Vice President of Shearson Lehman Brothers in its Worldwide Institutional Equity Trading and Sales Departments. Since 1992 he has been Chairman of Antigua Enterprises, an apparel company.

STOCKHOLDER VOTE REQUIRED FOR PROPOSAL 3 AND BOARD RECOMMENDATION:

         The election of the foregoing nominees for director requires the affirmative vote of the holders of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the meeting.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE FOREGOING NOMINEES.

                        EXECUTIVE OFFICERS OF THE COMPANY

         The current Executive Officers of the Company are set forth below, excluding Mr. Cassidy, whose biography is set forth above.

PAUL J. SINDERBRAND                                                      Age: 46

EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL. Mr. Sinderbrand has been Executive Vice President and General Counsel of the Company since September 1993. He is a partner of Wilkinson Barker Knauer, LLP, a Washington, D.C. law firm, where he concentrates on communications law and represents a variety of wireless communications providers. Prior to 1995, Mr. Sinderbrand was a partner at Sinderbrand & Alexander, a Washington, D.C. law firm. During his 20 years as a practicing attorney he has participated in major regulatory proceedings involving wireless cable television and drafted many regulations which now govern the industry, including the proposal pursuant to which the FCC established wireless cable television.

TIMOTHY A. MATHEWS                                                       Age: 37

         EXECUTIVE VICE PRESIDENT - TECHNOLOGY. Mr. Mathews has served as the Company's Executive Vice President - Technology since September 1995. For more than seven years prior to that time, he served in a variety of managerial capacities for other pay television companies, including in construction, technical, supervisory, contractor, marketing and installation capacities. From August 1993 to August 1994, he was Vice President of Operations of Preferred Entertainment.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's officers and directors to file initial reports of ownership and reports of changes in ownership with the "SEC" and each exchange on which its securities are traded. Officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company, all requisite filings were made in 1999.

BOARD OF DIRECTORS AND COMMITTEES

MEETINGS AND ATTENDANCE

         During fiscal year ended October 31, 1999, there were two meetings of the Board of Directors and all directors attended both such meetings.

         The two standing Committees of the Board of Directors are the Audit Committee and the Option Committee.

AUDIT COMMITTEE

         The members of this Committee are Messrs. DiBenedetto, Lloyd and McManus. The Committee had three meetings in fiscal 1999. The Audit Committee's function is to evaluate the adequacy of the Company's internal accounting controls, review the scope of the audit by PricewaterhouseCoopers L.L.P. and related matters pertaining to the examination of the financial statements, review the year-end and, commencing in July 1999, the quarterly financial statements, review the nature and extent of any non-audit services provided by the Company's independent accountants and make recommendations to the Board of Directors with respect to the foregoing matters as well as with respect to the appointment of the Company's independent accountants.

OPTION COMMITTEE

         The members of this Committee are Messrs. Lloyd and McManus. The Option Committee had no meetings during 1999. The Option Committee administers the Company's 1993 Stock Option Plan and the 1997 Equity Incentive Plan. The Option Committee is generally empowered to interpret the 1993 Stock Option Plan and the 1997 Equity Incentive Plan, to prescribe rules and regulations relating thereto, to determine the terms of the option agreements, to amend them with the consent of the optionee, to determine the employees to whom options are to be granted, and to determine the number of shares subject to each option and the exercise price thereof.

REMUNERATION OF DIRECTORS AND RELATED MATTERS

         Each member of the Board of Directors, other than any employee-director (Mr. Cassidy is the only such employee-director), receives an annual fee of $5,000 and $500 per meeting attended.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On March 14, 2000, the Company entered into a Severance Agreement with Michael J. Specchio, formerly Chairman and a director of the Company, and Specchio Associates, LLC, pursuant to which the Consulting Agreement with Specchio Associates was terminated and Mr. Specchio resigned as an officer and director. Under the Severance Agreement, the Company agreed to pay Specchio Associates an aggregate of $142,500 in equal monthly installments through September 2001.

         All current transactions between the Company, and its officers, directors and principal stockholders or any affiliates thereof are, and in the future such transactions will be, on terms no less favorable to the Company than could be obtained from unaffiliated third-parties.

EXECUTIVE COMPENSATION

         The following table sets forth information as to compensation paid by the Company and its subsidiaries for the fiscal years ended October 31, 1997, 1998 and 1999 to each of the directors and executive officers of the Company:

                           SUMMARY COMPENSATION TABLE

                                                                            Long-Term Compensation
                                          Annual Compensation                 Awards           Payouts
(a)                     (b)        (c)         (d)          (e)          (f)        (g)          (h)       (i)
                                                            Other                                          All
                                                            Annual                  Securities             Other
                                                            Compensation Restricted Underlying   LTIP      Compensation
Name and Principal                                          ($)          Stock      Options/     Payouts   ($)
Position                Year       Salary($)   Bonus($)                  Award(s)   SARs (#)     ($)
Terrence S.  Cassidy,   1999       220,000
President and Chief     1998       220,000
Executive Officer       1997       220,000     200,000                              50,000

Michael J. Specchio,    1999*      180,000
Chairman**              1998*      180,000
                        1997*      180,000     200,000                              50,000

Timothy Mathews,        1999       120,000
Executive Vice          1998       120,000
President - Technology  1997       120,000

*  Paid to MJS Inc., an affiliate of Mr. Specchio.
** Resigned in March 2000.


             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                            FY-END OPTION/SAR VALUES

(a)                       (b)                    (c)                            (d)                    (e)
                                                                        Number of Securities   Value of Unexercised
                                                                        Underlying             In-the-Money
                                                                        Unexercised            Options/SARs at
                                                                        Options/SARs at        FY-End ($)
                                                                        FY-End (#)

                          Shares Acquired on                            Exercisable/           Exercisable/
Name                      Exercise (#)           Value Realized ($)     Unexercisable          Unexercisable
Terrence S.  Cassidy                                                    50,000/0               587,500

Michael J. Specchio                                                     50,000/0               587,500

Timothy A. Mathews        50,000                 337,500                0/0                    0

EMPLOYMENT CONTRACTS AND OTHER ARRANGEMENTS WITH EXECUTIVE OFFICERS

         Pursuant to an employment agreement, dated September 27, 1993, Terrence
S. Cassidy is employed full-time at an annual salary of $220,000. On December 12, 1996, the Company entered into a Severance Benefit Agreement with Mr. Cassidy amending the employment agreement. The agreement extends the term of his employment to September 2001, and provides that in the event of a change in control of the Company, Mr. Cassidy may in certain circumstances terminate his employment and receive severance benefit pay equal to three times such executive's annual compensation, including certain bonuses, if any.

         Pursuant to this agreement, Mr. Cassidy has agreed not to compete with the Company during the term of his agreement and for a period of one year thereafter, and the Company has agreed to indemnify him against expenses incurred in any proceeding arising out of his employment to the maximum extent provided by law.

REPORT OF BOARD OF DIRECTORS REGARDING COMPENSATION

         The principal goal of the Company's compensation program is to help the Company attract, motivate and retain the executive talent required to develop and achieve the Company's strategic and operating goals with a view to maximizing stockholder value. The key elements of this program and the objectives of each element are as follows:

    BASE SALARY:

    o Establish base salaries that are competitive with those payable to executives holding comparable positions at similar-sized strategic resource companies.

    o Provide periodic base salary increases as appropriate, consistent with the Company's overall operating and financial performance, with a view to rewarding successful individual performance and keeping pace with competitive practices.

    LONG-TERM INCENTIVE:

    o Facilitate the alignment of executives' interests with those of the Company's shareholders by providing opportunities for meaningful stock ownership.

    BONUSES, SALARY INCREASES AND OPTION GRANTS:

    o Executive officers are eligible to receive option grants, cash bonuses and increases in salary based upon the performance of the Company and their individual progress during the preceding year. Such grants, if any, are determined by the Option Committee or Board of Directors from time to time during each fiscal year with the input and recommendation of the Company's Chief Executive Officer. Although the Board does not have an established policy for measuring performance and establishing salary, bonuses and option grants, the Board is influenced by the Company's financial performance and the contributions made by individual executives to that performance.

         The Board of Directors believes that such a retrospective analysis is most appropriate and practicable for an acquisition-oriented company specializing in development-stage enterprises like the Company, which operates in an uncertain environment and without the same sorts of standard measures of performance as are available to more seasoned companies. In addition, options may be granted to attract new executives or directors. The Company does not consider the amount and terms of options and stock already held by executive officers in its deliberations to determine awards.

COMPENSATION OF CHIEF EXECUTIVE OFFICER:

    o The base salary of the Chief Executive Officer is determined according to the same principles described above as applicable to compensation of the Company's other executive officers. When determining base salaries, the Board of Directors considers salary, bonus and long-term incentive compensation for other comparable companies in the high technology sector, in similar geographic areas and at similar stages of growth and development, as reported in public filings of such comparable companies. The Board of Directors also has discussions with other industry executives and financial advisors. The Chief Executive Officer has a great deal of experience in acquiring and building emerging companies, and the Board views his leadership as a critical factor in the successes the Company has achieved to date and as very important to realization of the Company's near-term goals.

    SUMMARY OF ACTIONS TAKEN

    o Generally once a year, and at more frequent periodic intervals when deemed necessary in individual cases, the Board of Directors reviews the performance of the Company's executive officers. The Board of Directors took no action in fiscal 1999 concerning the performance or compensation of its executive officers.

    BOARD OF DIRECTORS INTERLOCKS AND INSIDER PARTICIPATION:

    o The Board of Directors consists of Messrs. Cassidy, DiBenedetto, Lloyd, McManus and Tese. Mr. Cassidy is an employee of the Company. The non-employee directors participated in all deliberations and actions of the Company's Board of Directors concerning executive officer compensation. There are no interlocks between the Company and other entities involving the Company's executive officers and Board members who serve as executive officers or Board members of such other entities, except that Messrs. Cassidy, DiBenedetto and Lloyd are directors of Absolute Bank, of which Mr. Lloyd is Vice Chairman.

PERFORMANCE GRAPH

         The following graph provides a comparison of the Company's cumulative total stockholder return on its Common Stock over the last five fiscal years and up to December 31, 1999, with (a) the Nasdaq Market Index, which is being used as the required broad entity market index, (b) the total return on the previously selected peer group "Cable and Television Systems"

("Old Peer Group"), and (c) the newly selected peer group "Healthcare Information Services" ("New Peer Group"). The data for both the Old Peer Group and the New Peer Group is compiled by Media General Financial Services, Inc. The Company's prior principal operating business was focussed on the wireless cable industry, which was only a small component of the Old Peer Group. Many of the other public companies in the wireless cable industry either went bankrupt or otherwise lost substantial portions of their shareholders' investments, and their performance as a group was substantially worse than that of the Old Peer Group or the Company. The Company has selected a new index because although we continue our efforts to acquire telecommunications businesses and companies, currently the Company's principal operating division is a business-to-business healthcare e-commerce company.

         The graph below is based on stockholder return, that is, the sum of the dividends paid and the change in the market price of stock. The following graph assumes $100 invested on November 1, 1994 in the Company's Common Stock, the NASDAQ Composite Index, the Old Peer Group, and the New Peer Group. A $1.30 cash dividend was declared on the Company's Common Stock in 1997. The comparisons in the graph are required by the SEC and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock.

       COMPARISON OF CUMULATIVE TOTAL RETURN OF COMPANY, INDUSTRY INDEXES
                                AND BROAD MARKET

Based on $100 invested on November 1, 1994, dividends reinvested, and fiscal year ending October 31.

                                [CHART OMITTED]

                                               FISCAL YEAR ENDING OCTOBER 31:
                                    ----------------------------------------------------
INDEX                               1995        1996        1997        1998        1999     4/30/00
-----                               ----        ----        ----        ----        ----     -------
National Wireless Holdings Inc.   174.19      190.32      192.80      199.81      199.81      266.41
Old Peer Group                    106.57       78.53      108.10      180.45      308.94      378.96
New Peer Group                    164.50      209.67      250.58      265.05      188.93      155.30
Broad Market                      118.62      139.30      182.56      206.42      340.72      448.29

PROPOSAL 4

             RATIFICATION OF THE COMPANY'S SELECTION OF ITS AUDITORS

         The Board of Directors recommends to the stockholders that they ratify the selection of PricewaterhouseCoopers L.L.P., independent auditors, to audit the accounts of the Company for fiscal year 2000. PricewaterhouseCoopers L.L.P. served as the Company's auditors for fiscal year 1999. If the stockholders do not ratify this selection, the Board of Directors will reconsider its selection of PricewaterhouseCoopers L.L.P. and may appoint new auditors upon recommendation of the Audit Committee.

         A representative of PricewaterhouseCoopers L.L.P. will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL NO. 4.

                                  OTHER MATTERS

         Management does not know of any business to be transacted at the meeting other than as indicated herein. However, certain stockholders may present topics for discussion from the floor. Should any such matter properly come before the meeting for a vote, the persons designated as proxies will vote thereon in accordance with their best judgment.

         You are urged to sign, date and return the enclosed proxy in the prepaid envelope provided for such purpose. It is hoped that registered stockholders will give us advance notice of their plans by marking the box provided on the proxy card.

         If you will need special assistance at the Annual Meeting because of a disability or if you require directions to the Meeting, please contact James Kardon, the Secretary of the Company, at (212) 736-1000.

         DEADLINE FOR SUBMITTING PROPOSALS FOR NEXT YEAR'S MEETING. Stockholders who intend to present proposals in connection with the Company's 2001 Annual Meeting of Stockholders must submit their proposals to the Corporate Secretary of the Company on or before October 31, 2000.


New York, New York
May 23, 2000


                                                        James Kardon
                                                        SECRETARY

                                  EXHIBIT LIST


Exhibit A: National Wireless Holdings Inc. 2000 Director Option Plan

                                                                       EXHIBIT A


                         NATIONAL WIRELESS HOLDINGS INC.

                            2000 DIRECTOR OPTION PLAN

     1. PURPOSES OF THE PLAN. The purposes of this 2000 Director Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board. All options granted hereunder shall be nonstatutory stock options.

     2. DEFINITIONS. As used herein, the following definitions shall apply:

         (a) "Board" means the Board of Directors of the Company.

         (b) "Code" means the Internal Revenue Code of 1986, as amended.

         (c) "Common Stock" means the common stock of the Company.

         (d) "Company" means National Wireless Holdings Inc., a Delaware corporation.

         (e) "Director" means a member of the Board.

         (f) "Disability" means total and permanent disability as defined in section 22(e)(3) of the Code.

         (g) "Employee" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

         (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (i) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

           (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of grant as reported in The Wall Street Journal or such other source as the Board deems reliable;

           (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of grant, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

           (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

         (j) "Inside Director" means a Director who is an Employee.

         (k) "Option" means a stock option granted pursuant to the Plan.

         (l) "Optioned Stock" means the Common Stock subject to an Option.

         (m) "Optionee" means a Director who holds an Option.

         (n) "Outside Director" means a Director who is not an Employee.

         (o) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

         (p) "Plan" means this 2000 Director Option Plan.

         (q) "Share" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

         (r) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 70,000 Shares (the "Pool"). The Shares may be authorized, but unissued, or reacquired Common Stock.

          If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

     4. ADMINISTRATION AND GRANTS OF OPTIONS UNDER THE PLAN.

          (a) Procedure for Grants. All grants of Options to Outside Directors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

           (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options.

           (ii) Each Outside Director shall be automatically granted an Option to purchase 5,000 Shares (the "First Option") on the date on such person first becomes an Outside Director, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option.

           (iii) Each Outside Director shall be automatically granted an Option to purchase 2,500 Shares (a "Subsequent Option") on the date of the annual stockholders meeting of each year provided he or she is then an Outside Director and if as of such date, he or she shall have served on the Board for at least the preceding six (6) months.

           (iv) Notwithstanding the provisions of subsections (ii) and (iii) hereof, any exercise of an Option granted before the Company has obtained shareholder approval of the Plan in accordance with Section 16 hereof shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with Section 16 hereof.

           (v) The terms of a First Option granted hereunder shall be as follows:

               (A) the term of the First Option shall be five (5) years.

               (B) the First Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

               (C) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the First Option.

               (D) subject to Section 10 hereof, the First Option shall become exercisable as to 33-1/3% percent of the Shares subject to the First Option immediately and as to an additional 33 1/3% on each of the first two anniversaries of its date of grant, provided that the Optionee continues to serve as a Director on such dates.

           (vi) The terms of a Subsequent Option granted hereunder shall be as follows:

               (A) the term of the Subsequent Option shall be five (5) years;

               (B) the Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof;

               (C) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Subsequent Option; and

               (D) subject to Section 10 hereof, the Subsequent Option shall become exercisable as to 100% percent of the Shares subject to the Subsequent Option on its date of grant.

           (vii) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

     5. ELIGIBILITY. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4 hereof.

          The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate the Director's relationship with the Company at any time.

     6. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of five (5) years unless sooner terminated under Section 11 of the Plan.

     7. FORM OF CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) other shares which (x) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (v) any combination of the foregoing methods of payment.

     8. EXERCISE OF OPTION.

          (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4 hereof; provided, however, that no Options shall be exercisable until shareholder approval of the Plan in accordance with Section 16 hereof has been obtained.

               An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

               Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Continuous Status as a Director. Subject to Section 10 hereof, in the event an Optionee's status as a Director terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within three (3) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its five (5) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

          (c) Disability of Optionee. In the event Optionee's status as a Director terminates as a result of Disability, the Optionee may exercise his or her Option, but only within twelve (12) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its five (5) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

          (d) Death of Optionee. In the event of an Optionee's death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it on the date of death (but in no event later than the expiration of its five (5) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

     9. NON-TRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE.

          (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, and the number of Shares issuable pursuant to the automatic grant provisions of Section 4 hereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action.

          (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, outstanding Options may be assumed or equivalent options may be substituted by the successor corporation or a Parent or Subsidiary thereof (the "Successor Corporation"). If an Option is assumed or substituted for, the Option or equivalent option shall continue to be exercisable as provided in Section 4 hereof for so long as the Optionee serves as a Director or a director of the Successor Corporation. Following such assumption or substitution, if the Optionee's status as a Director or director of the Successor Corporation, as applicable, is terminated other than upon a voluntary resignation by the Optionee, the Option or option shall become fully exercisable, including as to Shares for which it would not otherwise be exercisable. Thereafter, the Option or option shall remain exercisable in accordance with Sections 8(b) through (d) above.

     If the Successor Corporation does not assume an outstanding Option or substitute for it an equivalent option, the Option shall become fully vested and exercisable, including as to Shares for which it would not otherwise be exercisable. In such event the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and upon the expiration of such period the Option shall terminate.

     For the purposes of this Section 10(c), an Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). If such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     11. AMENDMENT AND TERMINATION OF THE PLAN.

          (a) Amendment and Termination. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

     12. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof.

     13. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed on Nasdaq, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

          Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     14. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     15. OPTION AGREEMENT. Options shall be evidenced by written option agreements in such form as the Board shall approve.

     16. SHAREHOLDER APPROVAL. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and any stock exchange or Nasdaq rules.

                        NATIONAL WIRELESS HOLDINGS INC.
P
                                   PROXY CARD
R
          PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 26, 2000
X
          The undersigned hereby (a) acknowledges receipt of the Notice of
Annual Meeting of Stockholders of National Wireless       Holdings Inc. (the
"Company") to be held on June 26, 2000 and the Proxy Statement in connection therewith, each dated May 23, Y
      2000; (b) appoints Terrence S. Cassidy as Proxy, with the power to appoint
a substitute; (c) authorizes the Proxy to represent and       vote, as
designated hereon, all the shares of Common Stock of the Company, held of record
by the undersigned on May 22, 2000,       at such Annual Meeting and at any
adjournment(s) thereof; and (d) revokes any proxies heretofore given.

 PLEASE MARK, SIGN DATE AND RETURN THIS PROXY CARD PROMPTLY
                 USING THE ENCLOSED ENVELOPE                       SEE REVERSE SIDE

      1.  Election of Directors
   CLASS III DIRECTORS:  Terrence S. Cassidy    FOR  / /                WITHHOLD
AUTHORITY  / /
                         Thomas R. DiBenedetto  FOR  / /                WITHHOLD
AUTHORITY  / /

THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE AMENDMENT TO THE 1997 EQUITY INCENTIVE PLAN, FOR THE ADOPTION OF THE 2000 NON-EMPLOYEE DIRECTORS PLAN AND FOR THE RATIFICATION OF PRICEWATERHOUSECOOPERS L.L.P. AS INDEPENDENT AUDITORS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

2.  Amendment to 1997 Equity Incentive
Plan              FOR  / /          AGAINST  / /          ABSTAIN  / /

3.  Adoption of 2000 Non-Employee Directors
Plan              FOR  / /          AGAINST  / /          ABSTAIN  / /

4. Ratification of PricewaterhouseCoopers L.L.P. as the Company's independent auditors

                  FOR  / /          AGAINST  / /          ABSTAIN  / /

                                             Signature(s) ______________________

                                             Signature(s) ______________________

                                             Date ______________________________

                                             NOTE:  Please sign exactly as name
                                             appears hereon. Joint owners should
                                             each sign. When signing as
                                             attorney, executor, administrator,
                                             trustee or guardian, please give
                                             full title as such.